Statement of Additional Information Supplement dated April 6, 2010
The purpose of this supplement is to provide you with changes to the current Statements of Additional Information for Class A, B, C, P, R, S, Y, Investor Class and Institutional Class shares, as applicable, of the Funds listed below:

AIM Asia Pacific Growth Fund
AIM Balanced-Risk Allocation Fund
AIM Capital Development Fund
AIM Charter Fund
AIM China Fund
AIM Constellation Fund
AIM Developing Markets Fund
AIM Disciplined Equity Fund
AIM Diversified Dividend Fund
AIM European Growth Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Small & Mid Cap Growth Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM LIBOR Alpha Fund
AIM Summit Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
The following information replaces in its entirety the table appearing under the heading “Appendix L — PURCHASE, REDEMPTION AND PRICING OF SHARES — Purchase and Redemption of Shares — Initial Sales Charges — Category I Funds” of the Statements of Additional Information.

				Dealer
		“Investor’s Sales Charge		Concession
			As a
		As a	Percentage	As a
		Percentage of	of the Net	Percentage
Amount of Investment in		the Public	Amount	of the Net
Single Transaction		Offering Price	Invested	Amount
Less than	$50,000	5.50%	5.82%	5.00%
$ 50,000 but less than	$100,000	4.50	4.71	4.00
$100,000 but less than	$250,000	3.50	3.63	3.00
$250,000 but less than	$500,000	2.75	2.83	2.25
$500,000 but less than	$1,000,000	2.00	2.04	1.75 ”